NSAR ITEM 77O
                                      2000
                                VK LIT ENTERPRISE
                               10f-3 Transactions

  Underwriting #     Underwriting           Purchased From      Amount of shares   % of Underwriting      Date of Purchase
                                                                   Purchased
         1            Tycom Ltd.            Goldman Sachs             1,700              0.003%               07/26/00
         2           Calpine Corp.               DLJ                 11,200              0.112%               08/03/00
         3           Immunex Corp.      Montgomery Securities         3,300              0.005%               11/09/00


Other Principal Underwriters for #1                           Other Principal Underwriters for #2
------------------------------------                          -----------------------------------
Goldman, Sachs & Co.                                          Credit Suisse First Boston Corporation
Salomon Smith Barney Inc.                                     Donaldson, Lufkin & Jenrette
Merrill Lynch, Pierce, Fenner & Smith                         Goldman, Sachs & Co.
Bear, Stearns & Co. Inc.                                      CIBC World Markets Corp.
Credit Suisse First Boston Corporation                        Gerard Klauer Mattison & Co.
Donaldson, Lufkin & Jenrette Securities Corp.                 Morgan Stanley & Co. Incorporated
Lehman Brothers Inc.                                          Deutsche Bank Securities Inc.
J.P. Morgan Securities Inc.                                   PaineWebber Incorporation
Morgan Stanley & Co.                                          Salomon Smith Barney Inc.
Banc of America Securities LLC                                ABN AMRO Incorporated
Chase Securities Inc.                                         Banc of America Securities LLC
Deutsche Bank Securities Inc.                                 FleetBoston Robertson Stephens Inc.
UBS Warburg LLC                                               ING Barings LLC
ABN AMRO Incorporated                                         UBS Warburg LLC
A.G. Edwards & Sons, Inc.
Sanford C. Bernstein & Co., Inc.
Blaylock & Partners, L.P.
The Buckingham Research Group Incorporated
Credt Lyonnais Securities Inc.
ING Barings LLC
McDonald Investments Inc.
Neuberger Berman, LLC
Wasserstein Perella Securities, Inc.
Wit Sound View Corporation
M.R. Beal & Company
 Commerzbank Capital Markets Corporation
May Davis Group Inc.
Ramirez & Co. Inc.
Scotia Capital Inc.
Sturdivant & Com, Inc.
The Williams Capital Group, L.P.


Other Principal Underwriters for #3
Morgan Stanley & Co. Incorporated
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Credit Suisse First Boston Corporation
Lehman Brothers Inc.
Banc of America Securities LLC
Bear, Stearns & Co. Inc.
Robertson Stephens, Inc.
Adams, Harkness & Hill, Inc.
Sanford C. Bernstein & Co., Inc.
Chase Securities Inc.
Commerzbank Capital Markets Corporation
Dain Rauscher Wessels
D.A. Davidson & co. Incorporated
First Union Securities, Inc.
Fortis Bank
Janney Montgomery Scott Inc.
Edward D. Jones & Co., L.P.
Leerink Swann & Company
Neuberger Berman, LLc
Prudential Securities Incorporated
Ragen MacKenzie, a division of Wells Fargo Investments LLC
U.S. Bancorp Piper Jaffray Capital Markets


                                  NSAR ITEM 77O
                                      2000
                        VK LIT Domestic Income Portfolio
                               10f-3 Transactions

  Underwriting #            Underwriting             Purchased From     Amount of shares         % of                Date of
                                                                           Purchased           Underwriting          Purchase
         1             Equity Office Property        UBS Securities           100                 0.01%              11/15/00
         2         General Electric Capital Corp.    Deutsche Bank            250                 0.03%              12/05/00
         3             Verizon Global Funding        Chase Securities         250                 0.01%              12/07/00




Other Principal Underwriters for #1
----------------------------------

Other Prinicipal Underwriters for #2
------------------------------------
Deutsche Bank Securities Inc.
Morgan Stanley & Co. Incorporated
ABN AMRO Bank N.V.
A.G. Edwards & Sons Inc.
Banc One Capital Markets, Inc.
Merrill Lynch, Pierce Fenner & Smith Inc.
Utendahl Capital Partners, L.P.

Other Principal Underwriters for #3

                                  NSAR ITEM 77O
                                      2000
                                 VK LIT Comstock
                               10f-3 Transactions

  Underwriting #          Underwriting            Purchased From      Amount of shares        % of          Date of
                                                                         Purchased         Underwriting     Purchase
         1            The Southern Company        Merrill Lynch            3,000             0.012%         12/06/00


Other Principal Underwriters for #1

Goldman Sachs & Co.
Banc of America Securities LLC
Lehman Brothers Inc.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Morgan Stanley & Co. Incorporated
UBS Warburg LLC
ABN AMRO Incorporated
Blaylock & Partners, L.P.
Cazenove Inc.
Chase Securities Inc.
A.G. Edwards & Sons, Inc.
First Union Securities, Inc.
Jackson Securities Incorporated
Edward D. Jones & Co., L.P.
Raymoond James & Associates, Inc.
The William Capital Group, L.P.

                                  NSAR ITEM 77O
                                      2000
                       VK LIT Aggressive Growth Portfolio
                               10f-3 Transactions

  Underwriting #           Underwriting              Purchased From    Amount of shares         % of           Date of
                                                                          Purchased         Underwriting       Purchase
         1          Proton Energy Systems Inc.     Wheat First Union          3                 0.002%          09/28/00
         2        Community Health Systems, Inc.    CS First Boston          200                0.001%          10/30/00


Other Principal Underwriters for #1                           Other Principal Underwriters for #2
------------------------------------                          -----------------------------------
Morgan Stanley & Co. Incorporated                             Merrill Lynch, Pierce, Fenner & Smith
Credit Suisse First Boston Corporation                        Credit Suisse First Boston Corporation
Salomon Smith Barney Inc                                      Banc of America Securities LLC
Adams, Harkness & Hill, Inc.                                  Chase Securities Inc.
Coburn & Meredith, Inc.                                       Goldman, Sachs & Co.
Deutsche Bank Securities, Inc.                                Morgan Stanley & Co. Incorporated
A.G. Edwards &  Sons, Inc.                                    Bear, Stearns & Co. Inc.
First  Union Securities, Inc.                                 CIBC World Markets Corp.
Jeffries & Company, Inc.                                      First Union Securities, Inc.
Edward D. Jones & Co., L.P.                                   Gerard Klauer Mattison & Co.
C.L. King & Associates, Inc.                                  Jefferies & Company, Inc.
                                                              Raymond James & Associates, Inc.
                                                              Salomon Smith Barney Inc.
                                                              Scotia Capital (USA) Inc.
                                                              UBS Warburg LLC
                                                              U.S. Bancorp Piper Jaffray Inc.



                                  NSAR ITEM 77O
                                      2000
                        VK LIT Growth & Income Portfolio
                               10f-3 Transactions

  Underwriting #       Underwriting           Purchased From   Amount of shares   % of Underwriting      Date of Purchase
                                                                  Purchased
         1         Southern Energy Inc.     Hambrecht & Quist       4,600               0.008%               09/26/00


Other Principal Underwriters for #1
------------------------------------
Goldman Sachs & Co.
Morgan Stanley & Co. Incorporated
Banc of America Securities LLC
Credit Suisse First Boston Corporation
J.P. Morgan Securities Inc.
Lehman Brothers Inc.
Salomon Smith Barney Inc.
ABN AMRO Incorporated
Blaylock Partners, L.P.
Chase Securities Inc.
Commerzbank Aktiengesellschaft
The William Capital Group, L.P.

                                  NSAR ITEM 77O
                                      2000
                           VK LIT Technology Portfolio
                               10f-3 Transactions

  Underwriting #          Underwriting              Purchased From      Amount of shares    % of               Date of
                                                                           Purchased        Underwriting       Purchase
         1         Proton Energy Systems Inc.     Wheat First Union            3               0.002%           09/28/00
                                                                                                                10/30/00

Other Principal Underwriters for #1
------------------------------------
Morgan Stanley & Co. Incorporated
Credit Suisse First Boston Corporation
Salomon Smith Barney Inc
Adams, Harkness & Hill, Inc.
Coburn & Meredith, Inc.
Deutsche Bank Securities, Inc.
A.G. Edwards &  Sons, Inc.
First  Union Securities, Inc.
Jeffries & Company, Inc.
Edward D. Jones & Co., L.P.
C.L. King & Associates, Inc.

                                  NSAR ITEM 77O
                                      2000
                           VK LIT Government Portfolio
                               10f-3 Transactions

  Underwriting #    Underwriting       Purchased From         Amount of shares      % of Underwriting      Date of Purchase
                                                                 Purchased
         1            FNMA 2000      Hambrecht & Quist             4,600                   0.008%               09/26/00


Other Principal Underwriters for #1